SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  May 3, 2005




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

               On May 3, 2005, Citizens Communications Company, issued a press release. A copy of the press release is attached hereto as
               Exhibit 99.1.

               The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

               (c) Exhibits

               99.1 Press release of Citizens Communications Company released May 3, 2005 announcing 2005 1st Quarter Results.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------
                             Jerry Elliott
                             Executive Vice President and
                             Chief Financial Officer

Date: May 3, 2005

                                                       Exhibit 99.1



                                                       Citizens Communications
                                                       3 High Ridge Park
                                                       Stamford, CT 06905
                                                       203.614.5600
                                                       Web site: www.czn.net
-------------------------------------------------------------------------------


Contacts:
Brigid M. Smith                     Michael A. Zarrella
Assistant Vice President            Vice President
Corporate Communications            Corporate Development
203.614.5042                        203.614.5179
bsmith@czn.com                      mzarrell@czn.com

                         Citizens Communications Reports
                           2005 First-Quarter Results


Stamford,  Conn.,  May 3,  2005  --  Citizens  Communications  (NYSE:CZN)  today reported first quarter 2005 consolidated revenues of $537.2 million; consolidated operating income of $145.1 million; and consolidated net income of $42.6 million. Consolidated net income includes $2.2 million, net of taxes, from our conferencing service business, which was sold in March 2005 and is therefore treated as a discontinued operation.

First-quarter 2005 revenue from the company's ILEC operations was $499.2 million, a decrease from $502.8 million in the first quarter of 2004. The decrease was due primarily to loss of access lines, lower access service revenues and reduced long-distance revenue. Strong growth in data and enhanced service revenues offset most of the decreases. Data service revenues increased
21.9 percent compared to the first quarter of 2004.

The company's revenue generating units (which consist of access lines and High-Speed Internet subscribers) increased 1 percent from a year ago as the company added a record 30,500 High-Speed Internet customers during the quarter and had 242,800 High-Speed data subscribers at March 31, 2005. The number of the company's High-Speed Internet subscribers has increased by more than 100,000 or 71 percent from a year ago. The company's access line count decreased 22,300 lines during the quarter.

ILEC operating income for the first quarter of 2005 was $144.4 million and operating income margin was 28.9 percent, compared to $136.5 million and 27.1 percent in the first quarter of 2004. Capital expenditures for the ILEC were $47.3 million for the first quarter of 2005, compared to $52.8 million in the year ago period.

Free cash flow increased 12.4 percent to $152.9 million during the first quarter of 2005. The company's quarterly dividend represented a payout of 55.6 percent of first-quarter 2005 free cash flow. The company expects to continue to pay its dividend of $0.25 per common share on the last day of each quarter.



                                     -MORE-

The company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow. A reconciliation of the differences between free cash flow and the most comparable financial measure calculated and presented in accordance with GAAP is included in the tables that follow. The non- GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the company may not be comparable to similarly titled measures of other companies.

The company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the company and its results of operations. Management uses these non-GAAP financial measures to plan and measure the performance of its core operations and its divisions measure performance and report to management based upon these measures. In addition, the company believes that free cash flow, as the company defines it, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

Management uses these non-GAAP financial measures to (i) assist in analyzing the company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions; and (v) assist management in understanding the company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. The company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above.

While the company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted from such measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this press release should be read in conjunction with the financial statements and footnotes contained in our documents to be filed with the U.S. Securities and Exchange Commission.



                                     -MORE-

About Citizens Communications
More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.


                                       ###


TABLES TO FOLLOW


                         Citizens Communications Company
                         Consolidated Financial Data (1)
                                   (unaudited)

                                                                                  For the quarter ended
                                                                    -----------------------------------------------------
                                                                      March 31,          March 31,              %
(Amounts in thousands - except per-share amounts)                        2005               2004             Change
                                                                    ---------------    ---------------   ----------------

Income Statement Data (2)
Continuing operations
      Revenue                                                            $ 537,223          $ 552,311                -3%
      Cost of services (exclusive of depreciation and amortization)         51,018             55,550                -8%
      Other operating expenses                                             199,183            208,229                -4%
      Management succession and strategic alternatives expenses                  -              4,382              -100%
      Stock based compensation                                               2,265              3,189               -29%
      Depreciation and amortization                                        139,645            143,363                -3%
      Operating income                                                     145,112            137,598                 5%
      Investment and other income, net                                       4,773             25,295               -81%
      Interest expense (includes dividends on preferred securities)         83,785             97,781               -14%
      Income tax expense                                                    25,673             23,705                 8%
Income from discontinued operations, net of tax                              2,207              1,461                51%
Net income attributable to common shareholders                              42,634             42,868                -1%

Weighted average shares outstanding                                        338,450            283,990                19%

Basic net income per share attributable to common shareholders (3)       $    0.13          $    0.15               -13%

Other Financial Data
Capital expenditures                                                        52,183             54,539                -4%
Free cash flow (4)                                                         152,913            135,985                12%


(1) Our conferencing business was sold on March 15, 2005. Prior periods have been restated to present our conferencing business as discontinued operations.
(2) Our Vermont distribution facilities were sold on April 1, 2004. This sale affects the comparability of data presented.
(3)  Calculated based on weighted average shares outstanding.
(4) A reconciliation to the most comparable GAAP measure is presented at the end of these tables.


                         Citizens Communications Company
                        Financial and Operating Data (1)
                                   (unaudited)

                                                                               For the quarter ended
                                                                  ----------------------------------------------
                                                                    March 31,           March 31,         %
(Dollars in thousands, except operating data)                          2005               2004          Change
                                                                  ---------------     --------------   ---------

TELECOMMUNICATIONS
Select Income Statement Data
Revenue
     Access services                                                   $ 157,322          $ 161,483         -3%
     Local services                                                      209,986            212,742         -1%
     Long distance services                                               43,750             47,331         -8%
     Data services                                                        38,609             31,674         22%
     Directory services                                                   27,963             27,474          2%
     Other                                                                21,613             22,107         -2%
        ILEC revenue                                                     499,243            502,811         -1%
     Electric Lightwave                                                   37,980             39,765         -4%
Total revenue                                                            537,223            542,576         -1%

Expenses
     Network access expense                                               51,018             50,027          2%
     Other operating expenses                                            199,183            202,715         -2%
     Management succession and strategic alternatives expenses                 -              4,382       -100%
     Stock based compensation                                              2,265              3,189        -29%
     Depreciation and amortization                                       139,645            143,363         -3%
Total expenses                                                           392,111            403,676         -3%

Operating Income
     ILEC                                                              $ 144,440          $ 136,510          6%
     ELI                                                                     672              2,390        -72%

Other Financial and Operating Data
     ILEC capital expenditures                                         $  47,325          $  52,777        -10%
     ELI capital expenditures                                              4,801              1,762        172%
     ILEC depreciation and amortization                                  133,366            137,528         -3%
     ELI depreciation and amortization                                     6,279              5,835          8%

     ILEC access lines                                                 2,298,510          2,375,629         -3%
     High-speed internet subscribers                                     242,768            141,942         71%
     ILEC switched access minutes of use (in millions)                     2,882              3,000         -4%
     ILEC average monthly revenue per average RGU (2)                  $   65.59          $   66.72         -2%

(1)  See footnote (1) on the first page.
(2)  RGU's are access lines plus high-speed internet subscribers.



                         Citizens Communications Company
                          Financial and Operating Data
                                   (unaudited)


                                                     For the quarter ended
                                          ---------------------------------------------
                                             March 31,         March 31,       %
(Dollars in thousands)                         2005              2004        Change
                                          ---------------     -----------  ------------

GAS AND ELECTRIC SECTORS (1)

Select Income Statement Data
Revenue                                              $ -         $ 9,735         -100%
Gas, electric energy and fuel oil purchased            -           5,523         -100%
Other operating expenses                               -           5,514         -100%
Operating (loss)                                       -          (1,302)        -100%

(1)  See footnote (2) on the first page.


                         Citizens Communications Company
                  Condensed Consolidated Balance Sheet Data (1)


                                                             (unaudited)
(Dollars in thousands)                                      March 31, 2005      December 31, 2004
                                                          -------------------  -------------------
                                ASSETS
                                ------

Current assets:
      Cash and cash equivalents                                  $   284,220          $   167,463
      Accounts receivable and other current assets                   245,822              279,295
      Assets of discontinued operations                                    -               24,122
                                                          -------------------  -------------------
         Total current assets                                        530,042              470,880

Property, plant and equipment, net                                 3,279,957            3,335,850

Other long-term assets                                             2,812,023            2,861,689
                                                          -------------------  -------------------
             Total assets                                        $ 6,622,022          $ 6,668,419
                                                          ===================  ===================


                        LIABILITIES AND EQUITY
                        ----------------------

Current liabilities:
      Long-term debt due within one year                         $     6,362          $     6,380
      Accounts payable and other current liabilities                 382,969              410,405
      Liabilities of discontinued operations                               -                  735
                                                          -------------------  -------------------
         Total current liabilities                                   389,331              417,520

Deferred income taxes and other liabilities                          652,772              621,661
Long-term debt                                                     4,253,034            4,266,998
Shareholders' equity                                               1,326,885            1,362,240
                                                          -------------------  -------------------

             Total liabilities and equity                        $ 6,622,022          $ 6,668,419
                                                          ===================  ===================



   (1)See footnote (1) on the first page.



                         Citizens Communications Company
                    Condensed Consolidated Cash Flow Data (1)
                                   (unaudited)

(Dollars in thousands)
                                                                         For the three months ended March 31,
                                                                        ---------------------------------------
                                                                              2005                2004
                                                                        -----------------  --------------------


Income from continuing operations                                              $  40,427            $   41,407
Adjustments to reconcile income from continuing operations to net cash provided by continuing operating activities:
     Depreciation and amortization expense                                       139,645               143,363
     Gain on expiration/settlement of customer advances                              (80)              (24,182)
     Stock based compensation                                                      2,265                 3,189
     Other                                                                        22,646                41,649
                                                                        -----------------  --------------------
Net cash provided by continuing operating activities                             204,903               205,426

Cash flows from investing activities:
     Proceeds from sales of assets, net of selling expenses                        1,112                     -
     Capital expenditures                                                        (52,183)              (54,539)
     Other assets (purchased) distributions received, net                            247                     -
                                                                        -----------------  --------------------
Net cash used in investing activities                                            (50,824)              (54,539)

Cash flows from financing activities:
     Debt issuance costs                                                            (385)                    -
     Long-term debt payments                                                        (307)              (93,557)
     Issuance of common stock                                                      5,552                 7,682
     Dividends paid                                                              (85,081)                    -
     Other                                                                        (1,237)               (1,775)
                                                                        -----------------  --------------------
Net cash used in financing activities                                            (81,458)              (87,650)

Cash provided by discontinued operations                                          44,136                 1,104

Increase in cash and cash equivalents                                            116,757                64,341
Cash and cash equivalents at January 1,                                          167,463               583,671
                                                                        -----------------  --------------------

Cash and cash equivalents at March 31,                                         $ 284,220            $  648,012
                                                                        =================  ====================

Cash paid (refunded) during the period for:
     Interest                                                                  $  71,336            $   97,515
     Income taxes                                                              $  (1,859)           $      227


(1)  See footnote (1) on the first page.

                                                                                                                Schedule A

                Reconciliation of Non-GAAP Financial Measures (1)

                                                                                    For the quarter ended March 31,
                                                                              ---------------------------------------------
    (Dollars in thousands)                                                           2005                      2004
                                                                              -------------------        ------------------

    Net Income from Continuing Operations to Free Cash Flow ;
    ---------------------------------------------------------
       Net Cash Provided by Continuing Operating Activities
       ----------------------------------------------------

    Net income from continuing operations                                              $  40,427                 $  41,407

     Add back:
        Depreciation and amortization                                                    139,645                   143,363

        Income tax expense                                                                25,673                    23,705

        Management succession and strategic alternatives expenses                              -                     4,382

        Stock based compensation                                                           2,265                     3,189

    Subtract:
       Cash paid (refunded) for income taxes                                              (1,859)                      227

       Investment and other income, net                                                    4,773                    25,295

       Capital expenditures                                                               52,183                    54,539

                                                                              -------------------        ------------------
    Free cash flow                                                                       152,913                   135,985

     Add back:
        Deferred income taxes                                                             25,109                    20,991

        Noncash (gains)/losses, net                                                        1,855                   (17,136)

        Investment and other income, net                                                   4,773                    25,295

        Cash paid (refunded) for income taxes                                             (1,859)                      227

        Capital expenditures                                                              52,183                    54,539

    Subtract:
        Changes in current assets and liabilities                                          2,133                   (16,801)

        Income tax expense                                                                25,673                    23,705

        Management succession and strategic alternatives expenses                              -                     4,382

        Stock based compensation                                                           2,265                     3,189

                                                                              -------------------        ------------------
    Net cash provided by continuing operating activities                               $ 204,903                 $ 205,426
                                                                              ===================        ==================


(1) See footnote (1) on the first page.
